RS INVESTMENT TRUST

PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003

FEE REDUCTIONS AND EXPENSE LIMITATIONS

The Management Fees payable by RS INTERNET AGE FUND(TM) and RS PARTNERS FUND have been reduced from 1.25% to 1.00%. In addition, RS Investments has implemented expense limitations for RS MIDCAP OPPORTUNITIES FUND, RS VALUE + GROWTH FUND, RS CONTRARIAN VALUE FUND, and RS PARTNERS FUND.

The information in the table entitled "Fees and Expenses" on page 33 of the Prospectus with respect to each of those Funds is revised to read as follows:

                              RS INTERNET AGE        RS MIDCAP           RS VALUE + GROWTH       RS CONTRARIAN
                                  FUND(TM)       OPPORTUNITIES FUND             FUND               VALUE FUND      RS PARTNERS FUND
                            --------------------------------------------------------------------------------------------------------
Management Fees                   1.00%(2)             1.00%                    1.00%                 1.00%            1.00%(2)
Distribution (12b-1) Fees         0.25%                0.25%                    0.25%                 0.25%            0.25%
Other Expenses                    0.81%                0.42%                    0.42%                 0.49%            0.54%
                            --------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                2.06%(2)             1.67%                    1.67%                 1.74%            1.79%(2)
Fee Waiver(1)                     0.08%                0.05%                    0.05%                 0.07%            0.09%
                            --------------------------------------------------------------------------------------------------------
Expense Limitation(1)               --                 0.13%                    0.13%                 0.18%            0.21%
                            --------------------------------------------------------------------------------------------------------
Net Expenses(1)                   1.98%(2)             1.49%                    1.49%                 1.49%            1.49%(2)

(1) Net Expenses show the effect of fee waivers and expense limitations on Total Annual Fund Operating Expenses. The fee waivers are imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc. The fee waivers will apply in the current fiscal year and are expected to continue to apply in subsequent periods. The expense limitations are imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2004. RS Investments may terminate the limitation for any of the Funds after that date, although it currently expects the expense limitations to continue to apply in subsequent periods in order to limit Net Expenses to the levels shown.

(2) Management Fees, Total Annual Fund Operating Expenses, and Net Expenses have been restated to reflect reductions in the Management Fees paid by RS Internet Age Fund(TM) and RS Partners Fund from 1.25% to 1.00%.

The information regarding RS INTERNET AGE FUND(TM), RS MIDCAP OPPORTUNITIES FUND, RS VALUE + GROWTH FUND, RS CONTRARIAN VALUE FUND, and RS PARTNERS FUND in the table entitled "Example of Annual Fund Operating Expenses" on page 34 of the Prospectus is revised to read as follows:

                                 1 YEAR      3 YEARS      5 YEARS    10 YEARS
                              --------------------------------------------------
RS Internet Age Fund(TM)          $201        $638         $1,099     $2,374
RS MidCap Opportunities Fund      $152        $509         $889       $1,955
RS Value + Growth Fund            $152        $509         $889       $1,955
RS Contrarian Value Fund          $152        $523         $919       $2,024
RS Partners Fund                  $152        $534         $940       $2,073

THE CONTRARIAN FUND(TM)

Shareholders of The Contrarian Fund have approved changes to the investment objective and strategies of The Contrarian Fund(TM). The name of the Fund has been changed to "RS Contrarian Value Fund," and the description of the Fund appearing on pages 24-25 of the Prospectus is revised to read in its entirety as follows:

RS CONTRARIAN VALUE FUND

INVESTMENT OBJECTIVE Long-term growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of mid-cap companies that RS Investments believes are undervalued. RS Investments currently considers a company to be a mid-cap company if it has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index (currently, approximately $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003). The Fund invests most of its assets in securities of U.S. companies, but typically also invests a portion of its assets in foreign securities.

In evaluating investments for the Fund, RS Investments typically employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). RS Investments performs fundamental analysis to identify companies that it believes are undervalued--including, for example, companies that have not yet been discovered or have not yet become popular, unpopular companies with potential for increases in value due to structural changes or due to changed circumstances, or previously popular companies temporarily out of favor due to short-term factors.

RS Investments may perform a number of analyses in evaluating a potential investment, including, for example:

-    Performing fundamental research focusing on business analysis;

-    Observing how management allocates capital;

-    Striving to understand the unit economics of the business of the company;

-    Studying the cash flow rate of return on capital employed;

-    Discerning the sources and uses of cash;

-    Considering how management is compensated;

-    Asking how the stock market is pricing the entire company.

RS Investments may consider selling a stock for the Fund if, for example:

-    The stock reaches what RS Investments considers its warranted value;

-    Returns on capital deteriorate;

-    Company management makes a poor capital allocation decision.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's equity securities may decline in response to factors affecting that particular company or equity markets generally.

- MID-SIZE COMPANIES RISK Mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- INVESTMENT STYLE RISK Because the Fund invests principally in value style stocks, the Fund's performance may at times be worse than the performance of other mutual funds that have different investment styles.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- OVERWEIGHTING RISK Overweighting investments in certain sectors or industries increases the risk of loss to the Fund, due to general declines in the prices of stocks in those sectors or industries.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund and may result in realization of taxable capital gains.

- LIQUIDITY RISK Resale restrictions or lack of a ready market may limit the Fund's ability to sell a security at an advantageous time or price.

The following are added to the section of the Prospectus entitled "Risks of Investing in the Funds," which begins on page 35.

EQUITY SECURITIES RISK The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting equity securities markets generally. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

INVESTMENT STYLE RISK Different types of stocks tend to shift into and out of favor with investors depending on changes in market and economic conditions. Because the Fund invests principally in value style stocks, the Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

OVERWEIGHTING RISK Overweighting investments in certain sectors or industries increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industries within a sector, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

LIQUIDITY RISK Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business, possibly preventing the Fund from selling such securities at an advantageous time or price. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities.

The table entitled "Average Annual Total Returns" on page 26 of the Prospectus is revised by adding the following at the end thereof:

                                                          SINCE
                                                          INCEPTION
                                    1 YEAR     5 YEARS    (6/30/93)
                                 -------------------------------------
Russell Midcap(R) Value Index       -9.65%      2.95%       10.43%
(reflects no deduction for
fees, expenses, or taxes)**

** The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

PORTFOLIO MANAGERS

The first paragraph in the section entitled "Portfolio Managers (continued)" on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

"JAY SHERWOOD has been a co-portfolio manager of the RS MIDCAP OPPORTUNITIES FUND since January 1, 2003 and became a co-portfolio manager of the RS VALUE + GROWTH FUND on August 1, 2003. Before joining RS Investments in 1995 as an analyst in the growth equities group, he obtained his CPA at Deloitte & Touche. Mr. Sherwood holds a B.A. in economics and business from the University of California at Los Angeles, and is a Chartered Financial Analyst."

RS MONEY MARKET FUND

Beginning September 23, 2003, the RS Money Market Fund will be closed to new investments. The Fund will be closed permanently on November 30, 2003.

September 23, 2003

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